UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2015

MPLX LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35714	45-5010536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 672-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Distribution Agreement

On May 18, 2015, MPLX LP (the “Partnership”) and MPLX GP LLC, the general partner of the Partnership (the “General Partner”), entered into a Distribution Agreement, dated as of May 18, 2015 (the “Distribution Agreement”), by and among the Partnership and the General Partner and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as agents (collectively, the “Sales Agents”). Under the terms of the Distribution Agreement, the Partnership may, from time to time, issue and sell common units representing limited partner interests in the Partnership (“Common Units”), having an aggregate offering price of up to $500,000,000, through the Sales Agents.

The sales, if any, of Common Units under the Distribution Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, including sales made by means of ordinary brokers’ transactions through the New York Stock Exchange, any other national securities exchange or facility thereof, a trading facility of a national securities association or an alternate trading system, to or through a market maker or directly on or through an electronic communication network, a “dark pool” or any similar market venue, in each case, at market prices, in block transactions or as otherwise agreed between us and any sales agent. Furthermore, Common Units may be sold to any Sales Agent as principal for its own account at a price agreed upon at the time of the sale. If the Partnership sells Common Units to any Sales Agent as principal, the Partnership will enter into a separate terms agreement with the Sales Agent.

The Partnership will pay the Sales Agents a commission at a fixed rate of up to 2% of the gross sales price per Common Unit, depending upon the number of Common Units sold. In addition, the Partnership has agreed to pay certain of the Sales Agents’ expenses incurred in connection with the offering.

The Common Units will be sold pursuant to the Partnership’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-203067) filed on March 27, 2015 with the Securities and Exchange Commission. The Company filed a prospectus supplement, dated May 18, 2015, to the prospectus, dated March 27, 2015, with the Securities and Exchange Commission in connection with the offer and sale of the Common Units.

The Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the material terms of the Distribution Agreement is qualified in its entirety by reference to such exhibits.

Exhibits to Registration Statement

In addition to the Distribution Agreement, the Partnership is filing herewith the opinion of Jones Day as an exhibit to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Distribution Agreement, dated as of May 18, 2015, by and among the Partnership and the General Partner and the Sales Agents

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

By:	MPLX GP LLC, its General Partner

By:	/s/ Timothy T. Griffith
	Name:	Timothy T. Griffith
	Title:	Vice President and Chief Financial Officer

Dated: May 18, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Distribution Agreement, dated as of May 18, 2015, by and among the Partnership and MPLX GP LLC, its general partner, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)